UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 20, 2023

METLIFE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-15787	13-4075851
(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, New York, NY	10166-0188
(Address of Principal Executive Offices)	(Zip Code)

(212) 578-9500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	MET	New York Stock Exchange
Floating Rate Non-Cumulative Preferred Stock, Series A, par value $0.01	MET PRA	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 5.625% Non-Cumulative Preferred Stock, Series E	MET PRE	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 4.75% Non-Cumulative Preferred Stock, Series F	MET PRF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At MetLife, Inc.’s (the “Company’s”) annual meeting of common shareholders on June 20, 2023, the shareholders:

•	elected fourteen Directors, each for a term expiring at the Company’s 2024 annual meeting of shareholders;

•	ratified the appointment of Deloitte & Touche LLP as the Company’s independent auditor for 2023;

•	approved, on an advisory basis, the compensation paid to the Company’s Named Executive Officers as disclosed in the Company’s 2023 Proxy Statement; and

•	voted, on an advisory basis, on the frequency of future advisory votes to approve the compensation paid to the Company’s Named Executive Officers (1).

Election of Directors:

Nominee Name	Votes For	Votes Against	Abstained	Broker Non-Votes
Cheryl W. Grisé	599,352,249	41,746,668	562,208	50,118,931
Carlos M. Gutierrez	636,933,996	4,156,916	570,213	50,118,931
Carla A. Harris	612,731,886	28,362,831	566,408	50,118,931
Gerald L. Hassell	635,132,969	5,962,597	565,559	50,118,931
David L. Herzog	633,890,945	7,142,691	627,489	50,118,931
R. Glenn Hubbard, Ph.D.	613,762,698	27,323,208	575,219	50,118,931
Jeh C. Johnson	639,521,355	1,571,626	568,144	50,118,931
Edward J. Kelly, III	634,972,418	6,118,826	569,881	50,118,931
William E. Kennard	639,450,751	1,629,530	580,844	50,118,931
Michel A. Khalaf	637,285,843	3,803,700	571,582	50,118,931
Catherine R. Kinney	626,099,466	14,978,161	583,498	50,118,931
Diana L. McKenzie	636,408,135	4,703,203	549,787	50,118,931
Denise M. Morrison	628,921,163	11,860,321	879,641	50,118,931
Mark A. Weinberger	631,802,586	9,277,966	580,573	50,118,931

	Votes For	Votes Against	Abstained	Broker Non-Votes
Ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditor for 2023	663,851,986	27,116,219	811,851	N/A
Advisory vote to approve the compensation paid to the Company’s Named Executive Officers	610,139,897	29,993,247	1,527,981	50,118,931

	1 year	2 years	3 years	Abstained	Broker Non-Votes
Advisory vote on the frequency of future advisory votes to approve the compensation paid to the Company’s Named Executive Officers (1)	635,251,006	506,885	5,104,805	798,430	50,118,931

(1)	The Company expects to disclose on Form 8-K/A its Board of Directors’ determination of the frequency with which future advisory votes on executive compensation will be held.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.

By:	/s/ Timothy J. Ring
Name:	Timothy J. Ring
Title:	Senior Vice President and Secretary

Date: June 23, 2023